ALLONGE TO WARRANT DATED MAY 16, 2002


     Reference is hereby made to the Common Stock Purchase Warrant dated May 16, 2002 (the "Warrant") granting Laurus Master Fund, Ltd. ("Laurus") the right to purchase 125,000 shares of common stock of Path I Network Technologies Inc., a Delaware corporation (the "Company"), with principal offices located at 6215 Ferris Square, Suite 140, San Diego, California 92121.

     The Company and Laurus hereby agree to amend the Warrant in accordance with the following terms:

1. The Purchase Price, as defined in the Warrant, shall be $.85; and

2. There are no other modifications to the Warrant.


                                         PATH 1 NETWORK TECHNOLOGIES INC.

                                         By: /s/ John R. Zavoli
                                         ---------------------------------------
                                         Name/Title: John R. Zavoli
                                                     Chief Financial Officer
                                         Dated: November 7, 2002




AGREED AND ACCEPTED:

LAURUS MASTER FUND, LTD.


By: /s/ David Grin